Exhibit 99.1

AAR CORP.

Unaudited Summary GAAP Financial Information

Dollars in millions

	Three months ended
	August 31, 2024	November 30, 2024	February 28, 2025	May 31, 2025
Third-Party Sales:
Parts Supply	$249.7	$273.7	$270.7	$305.5
Repair, Engineering, and Software	229.3	240.3	228.7	232.7
Government Solutions	121.4	110.9	121.6	141.5
Legacy Commercial Programs	61.3	61.2	57.2	74.8
	$661.7	$686.1	$678.2	$754.5

	Three months ended
	August 31, 2025	November 30, 2025	February 28, 2026
Third-Party Sales:
Parts Supply	$317.8	$353.6	$392.5
Repair, Engineering, and Software	226.4	257.7	282.3
Government Solutions	133.9	123.5	114.7
Legacy Commercial Programs	61.5	60.5	55.6
	$739.6	$795.3	$845.1

	Year ended
	May 31, 2024	May 31, 2025
Third-Party Sales:
Parts Supply	$967.0	$1,099.6
Repair, Engineering, and Software	681.3	931.0
Government Solutions	451.7	495.4
Legacy Commercial Programs	218.9	254.5
	$2,318.9	$2,780.5

	Three months ended
	August 31, 2024	November 30, 2024	February 28, 2025	May 31, 2025
Operating income:
Parts Supply	$30.1	$31.6	$45.4	$49.7
Repair, Engineering, and Software	20.3	22.8	19.7	21.2
Government Solutions	3.6	6.7	13.2	11.6
Legacy Commercial Programs	3.2	2.0	2.1	1.3
	57.2	63.1	80.4	83.8
Unallocated Corporate expenses	(13.8)	(65.4)	(9.3)	(10.8)
	$43.4	$(2.3)	$71.1	$73.0

	Three months ended
	August 31, 2025	November 30, 2025	February 28, 2026
Operating income:
Parts Supply	$40.9	$40.9	$50.7
Repair, Engineering, and Software	20.0	23.3	19.6
Government Solutions	12.7	12.4	12.9
Legacy Commercial Programs	0.4	3.3	(5.2)
	74.0	79.9	78.0
Unallocated Corporate expenses	(9.1)	(12.9)	(12.2)
	$64.9	$67.0	$65.8

	Year ended
	May 31, 2024	May 31, 2025
Operating income:
Parts Supply	$109.8	$156.8
Repair, Engineering, and Software	47.9	84.0
Government Solutions	24.8	35.1
Legacy Commercial Programs	7.2	8.6
	189.7	284.5
Unallocated Corporate expenses	(60.5)	(99.3)
	$129.2	$185.2

Third-party sales across the major customer markets for each of our operating segments:

	Three months ended
	August 31, 2024	November 30, 2024	February 28, 2025	May 31, 2025
Parts Supply
Commercial	$210.4	$220.8	$220.9	$227.1
Government and defense	39.3	52.9	49.8	78.4
	$249.7	$273.7	$270.7	$305.5
Repair, Engineering, and Software
Commercial	$199.9	$217.5	$205.8	$215.2
Government and defense	29.4	22.8	22.9	17.5
	$229.3	$240.3	$228.7	$232.7
Government Solutions
Commercial	$1.3	$0.7	$1.6	$0.4
Government and defense	120.1	110.2	120.0	141.1
	$121.4	$110.9	$121.6	$141.5
Legacy Commercial Programs
Commercial	$61.3	$61.2	$57.2	$74.8
Government and defense	-	-	-	-
	$61.3	$61.2	$57.2	$74.8

	Three months ended
	August 31, 2025	November 30, 2025	February 28, 2026
Parts Supply
Commercial	$254.5	$268.1	$300.0
Government and defense	63.3	85.5	92.5
	$317.8	$353.6	$392.5
Repair, Engineering, and Software
Commercial	$206.6	$236.6	$258.9
Government and defense	19.8	21.1	23.4
	$226.4	$257.7	$282.3
Government Solutions
Commercial	$0.7	$1.2	$1.3
Government and defense	133.2	122.3	113.4
	$133.9	$123.5	$114.7
Legacy Commercial Programs
Commercial	$61.5	$60.5	$55.6
Government and defense	-	-	-
	$61.5	$60.5	$55.6

	Year ended
	May 31, 2024	May 31, 2025
Parts Supply
Commercial	$800.6	879.2
Government and defense	166.4	220.4
	$967.0	$1,099.6
Repair, Engineering, and Software
Commercial	$612.3	838.4
Government and defense	69.0	92.6
	$681.3	$931.0
Government Solutions
Commercial	$6.1	4.0
Government and defense	445.6	491.4
	$451.7	$495.4
Legacy Commercial Programs
Commercial	$218.9	254.5
Government and defense	-	-
	$218.9	$254.5

Unaudited Summary Non-GAAP Financial Information

	Parts Supply
	Three months ended				Year ended	Three months ended
	August 31, 2024	November 30, 2024	February 28, 2025	May 31, 2025	May 31, 2025	August 31, 2025	November 30, 2025	February 28, 2026
Sales	$249.7	$273.7	$270.7	$305.5	1,099.6	$317.8	$353.6	$392.5
Operating income	30.1	31.6	45.4	49.7	156.8	40.9	40.9	50.7
Operating income margin	12.1%	11.5%	16.8%	16.3%	14.3%	12.9%	11.6%	12.9%

Operating income	$30.1	$31.6	$45.4	$49.7	$156.8	$40.9	$40.9	$50.7
Acquisition, integration & amortization expenses	-	-	-	-	-	-	1.9	2.9
Russian bankruptcy court judgment (reversal)	-	-	(11.1)	-	(11.1)	-	-	-
Adjusted operating income	$30.1	$31.6	$34.3	$49.7	$145.7	$40.9	$42.8	$53.6
Adjusted operating margin	12.1%	11.5%	12.7%	16.3%	13.3%	12.9%	12.1%	13.7%

Operating income	$30.1	$31.6	$45.4	$49.7	$156.8	$40.9	$40.9	$50.7
Depreciation and amortization	2.1	1.8	1.9	1.9	7.7	2.2	4.9	7.0
Stock-based compensation	0.5	0.5	0.6	0.5	2.1	0.7	0.7	0.7
Acquisition and integration expenses	-	-	-	-	-	-	-	0.1
Russian bankruptcy court judgment (reversal)	-	-	(11.1)	-	(11.1)	-	-	-
Adjusted EBITDA	$32.7	$33.9	$36.8	$52.1	$155.5	$43.8	$46.5	$58.5
Adjusted EBITDA margin	13.1%	12.4%	13.6%	17.1%	14.1%	13.8%	13.2%	14.9%

	Repair, Engineering, and Software
	Three months ended				Year ended	Three months ended
	August 31, 2024	November 30, 2024	February 28, 2025	May 31, 2025	May 31, 2025	August 31, 2025	November 30, 2025	February 28, 2026
Sales	$229.3	$240.3	$228.7	$232.7	931.0	$226.4	$257.7	$282.3
Operating income	20.3	22.8	19.7	21.2	84.0	20.0	23.3	19.6
Operating income margin	8.9%	9.5%	8.6%	9.1%	9.0%	8.8%	9.0%	6.9%

Operating income	$20.3	$22.8	$19.7	$21.2	$84.0	$20.0	$23.3	$19.6
Acquisition, integration & amortization expenses	7.4	7.1	7.7	3.1	25.3	5.1	5.9	11.7
Severance charges	-	-	-	-	-	0.4	-	-
Gain related to sale of joint venture	(1.4)	(0.7)	-	-	(2.1)	-	-	-
Adjusted operating income	$26.3	$29.2	$27.4	$24.3	$107.2	$25.5	$29.2	$31.3
Adjusted operating margin	11.5%	12.2%	12.0%	10.4%	11.5%	11.3%	11.3%	11.1%

Operating income	$20.3	$22.8	$19.7	$21.2	$84.0	$20.0	$23.3	$19.6
Depreciation and amortization	7.6	7.7	8.0	7.5	30.8	7.5	8.0	9.0
Stock-based compensation	0.4	0.3	0.7	0.3	1.7	0.6	0.4	0.4
Acquisition and integration expenses	3.4	3.2	3.7	(1.0)	9.3	1.1	1.8	6.4
Severance charges	-	-	-	-	-	0.4	-	-
Gain related to sale of joint venture	(1.4)	(0.7)	-	-	(2.1)	-	-	-
Adjusted EBITDA	$30.3	$33.3	$32.1	$28.0	$123.7	$29.6	$33.5	$35.4
Adjusted EBITDA margin	13.2%	13.9%	14.0%	12.0%	13.3%	13.1%	13.0%	12.5%

	Government Solutions
	Three months ended				Year ended	Three months ended
	August 31, 2024	November 30, 2024	February 28, 2025	May 31, 2025	May 31, 2025	August 31, 2025	November 30, 2025	February 28, 2026
Sales	$121.4	$110.9	$121.6	$141.5	495.4	$133.9	$123.5	$114.7
Operating income	3.6	6.7	13.2	11.6	35.1	12.7	12.4	12.9
Operating income margin	3.0%	6.0%	10.9%	8.2%	7.1%	9.5%	10.0%	11.2%

Sales	$121.4	$110.9	$121.6	$141.5	$495.4	$133.9	$123.5	$114.7
Contract termination benefit	(9.5)	-	(4.0)	-	(13.5)	-	-	-
Adjusted sales	$111.9	$110.9	$117.6	$141.5	$481.9	$133.9	$123.5	$114.7

Operating income	$3.6	$6.7	$13.2	$11.6	$35.1	$12.7	$12.4	$12.9
Contract termination costs (benefit)	3.2	-	(3.0)	-	0.2	-	-	-
Adjusted operating income	$6.8	$6.7	$10.2	$11.6	$35.3	$12.7	$12.4	$12.9
Adjusted operating margin	6.1%	6.0%	8.7%	8.2%	7.3%	9.5%	10.0%	11.2%

Operating income	$3.6	$6.7	$13.2	$11.6	$35.1	$12.7	$12.4	$12.9
Depreciation and amortization	1.1	1.6	1.2	1.3	5.2	1.3	1.3	1.5
Stock-based compensation	0.2	0.4	0.3	0.3	1.2	0.3	0.3	0.3
Contract termination costs (benefit)	3.2	-	(3.0)	-	0.2	-	-	-
Adjusted EBITDA	$8.1	$8.7	$11.7	$13.2	$41.7	$14.3	$14.0	$14.7
Adjusted EBITDA margin	7.2%	7.8%	9.9%	9.3%	8.7%	10.7%	11.3%	12.8%

	Legacy Commercial Programs
	Three months ended				Year ended	Three months ended
	August 31, 2024	November 30, 2024	February 28, 2025	May 31, 2025	May 31, 2025	August 31, 2025	November 30, 2025	February 28, 2026
Sales	$61.3	$61.2	$57.2	$74.8	254.5	$61.5	$60.5	$55.6
Operating income (loss)	3.2	2.0	2.1	1.3	8.6	0.4	3.3	(5.2)
Operating income margin	5.2%	3.3%	3.7%	1.7%	3.4%	0.7%	5.5%	-9.4%

Sales	$61.3	$61.2	$57.2	$74.8	$254.5	$61.5	$60.5	$55.6
Contract termination benefit	-	-	-	(18.7)	(18.7)	-	-	-
Adjusted sales	$61.3	$61.2	$57.2	$56.1	$235.8	$61.5	$60.5	$55.6

Operating income (loss)	$3.2	$2.0	$2.1	$1.3	$8.6	$0.4	$3.3	$(5.2)
Severance charges	-	-	-	-	-	0.3	-	-
Impairment charge related to product line exit	-	-	-	-	-	-	-	4.9
Adjusted operating income	$3.2	$2.0	$2.1	$1.3	$8.6	$0.7	$3.3	$(0.3)
Adjusted operating margin	5.2%	3.3%	3.7%	2.3%	3.6%	1.1%	5.5%	-0.5%

Operating income (loss)	$3.2	$2.0	$2.1	$1.3	$8.6	$0.4	$3.3	$(5.2)
Depreciation and amortization	1.6	1.8	1.9	1.9	7.2	1.7	1.8	1.7
Stock-based compensation	0.1	-	0.1	0.1	0.3	0.1	-	0.1
Severance charges	-	-	-	-	-	0.3	-	-
Impairment charge related to product line exit	-	-	-	-	-	-	-	4.9
Adjusted EBITDA	$4.9	$3.8	$4.1	$3.3	$16.1	$2.5	$5.1	$1.5
Adjusted EBITDA margin	8.0%	6.2%	7.2%	5.9%	6.8%	4.1%	8.4%	2.7%